Exhibit 10.1

Certain information, marked by [***], has been excluded from this documents because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SALES EXHIBIT
Fiscal Year 2020 Pay for Performance

THIS SALES EXHIBIT (the “FY20 Exhibit”) to the Addendum effective as of April 2, 2017 (the “Distributor Agreement”) is effective as of March 31, 2019 (the “Effective Date”), by and between and Xilinx, Inc., a Delaware corporation, having offices at 2100 Logic Drive, San Jose, CA 95124, Xilinx Ireland Unlimited Company (formerly known as Xilinx Ireland), a company incorporated under the laws of Ireland and having its registered office at 2020 Bianconi Avenue, Citywest Business Campus, Saggart, Co. Dublin, and Xilinx Sales International Pte. Ltd., a company organized and existing under the laws of Singapore, having its principal office at 5 Changi Business Park Vista, Singapore 486040 (collectively and individually “Xilinx”), and Avnet, Inc., a New York corporation, having its principal office at 2211 South 47th Street, Phoenix, AZ 85034 (“Distributor”).
I.This Sales Exhibit is in effect for Xilinx’s 2020 fiscal year (March 31, 2019 – March 28, 2020) (“FY20”) and sets forth the sales plan for the promotion and sale of Xilinx products during FY20.

II.	Distributor Sales Support.

A.	Americas

1.	Distributor will maintain its current personnel positions, and

2.	Support the specialization of field application engineers.

B.	APAC

1.	Distributor will maintain its current personnel positions,

2.	[***] sales manager in [***];

3.	[***] technical sales engineer in [***]; and

4.	Define and implement locally-defined and driven [***] plans in [***].

C.	China/Taiwan

1.	Distributor will maintain its current personnel positions,

2.	[***] field application engineer in [***];

3.	[***] field application engineer in [***] for [***] technical support; and

4.	[***] specialist field application engineer for [***] within China (Avnet to determine location).

D.	EMEA

1.	Distributor will maintain its current personnel positions.

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For Distributor staff that is dedicated to the Xilinx product line (“Dedicated Staff”), Distributor will continue to base the variable (bonus) compensation of Dedicated Staff entirely on Xilinx sales. Distributor will continue to pay a [***] bonus on Xilinx sales to front line managers.

III.	Reinvestment Marketing
A.    Reinvestment. Distributor commits to reinvest [***] to mature product sales into future Xilinx business. These “reinvestment” projects will be discussed and jointly agreed to between the parties; the FY20 “reinvestment” marketing spend will be [***] million.
B.    Corporate Marketing. Distributor will commit [***] for marketing activities undertaken at the direction of Distributor’s corporate marketing group for [***], a global [***] campaign, and marketing of [***].
C.    Communities. Distributor will commit [***] for [***] marketing, including: [***] Xilinx marketing by [***], joint marketing between [***] and Avnet, [***] events and workshops, and expansion of [***] and online workshops.
D.    Regional Marketing. Distributor will commit [***] in marketing funds to be managed at the corporate level but dedicated to (1) regional marketing efforts and (2) marketing by [***].

IV.	Operational Focus Areas
A.Distribution Days of Sale (“DDOS”):

1.	Distributor will manage its inventory to ensure that at the end of each fiscal quarter, Distributor’s worldwide inventory [***].

2.	At the end of FY20, Xilinx will increase the amount Distributor currently owes Xilinx by [***].
B.    Quarter End Delinquencies. Distributor will set a quarterly target for worldwide delinquencies to be less than [***].
C.    Quarter End Pipeline Coverage. Distributor will set a target to have [***] of pipeline coverage in place for the next quarter by the end of [***] in the current quarter.

V.	Margins
A.[***] Mature Margin. The [***] Mature Margin from the FY19 Sales Plan will remain in effect during FY20.
B.[***] Mature Margin. In FY20, the margin percentage for [***] under the Standard Percentages will move to a per device and per customer mature margin decrease and the decrease will be effective after [***] from start of production. For the purpose of this margin decrease, [***] in sales for a specific device to a specific customer (based on the Xilinx XU) will mark the “start of production” for that specific device. [***] margins will be reviewed twice annually for margin adjustments; reviews are anticipated to occur in the first and third quarters.

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C.[***] Margin. [***], the margin percentage for [***] under the Standard Percentages will be [***].

VI.	Revenue Targets
At the close of FY20, Xilinx will review Distributor’s FY20 sales data and conform such sales data to the sales goals specified in the table below (“Performance Goals”).
A.Calculation of Performance Goals

1.
Achievement of Performance Goals are determined at the end of FY20. During FY20 all orders, invoices, and payments will be transacted without any adjustments attributable to the Performance Goals. Revenue attributed to (i) accounts moved in or out of DDC and (ii) [***] will not be used in calculation of the FY20 Performance Goals.

2.
At the end of FY20, Xilinx will complete a ‘true-up’ of Distributor’s actual revenue attainment for each region to the revenue targets of each region contained in the Performance Goals. In addition to the ‘true-up’ for each region, Xilinx will complete a ‘worldwide true-up’ by aggregating the Distributor total worldwide revenue attainment for measurement of the Distributor’s revenue attainment against the worldwide performance target.

3.	Adjustments (if any) will be made to Distributor’s account based on the Performance Goals, as follows:

i.
Regional [***] or more: If Net Revenue exceeds the applicable regional target (indicated by “FY20 Targets”) by [***] or more, Xilinx will reduce the amount Distributor currently owes Xilinx based on the target milestones on Table A in the Performance Matrix. If Distributor meets regional growth targets in the Performance Goals, Distributor will accordingly reward its front-line regional managers with a commensurate achievement bonus.

ii.
Regional [***] or less: If Net Revenue is less than the applicable regional target (indicated by “FY20 Targets; Target YoY %”) by [***] or more, Xilinx will increase the amount Distributor currently owes Xilinx based on the target milestones on Table B in the Performance Matrix.

iii.	Worldwide True-Up: Xilinx will aggregate regional performance (“Regional Total”) for comparison to the worldwide true-up targets (“WW Target”).

a.
Worldwide [***] or more: If the Regional Total exceeds the WW Target by [***] or more, but the total of the regional adjustments is less than the corresponding WW Target adjustment, Xilinx will reduce the amount Distributor currently owes Xilinx by an amount equal to the difference.

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b.
Worldwide [***] or less: If the Regional Total is less than the WW Target by [***] or more, but the total of the regional adjustments is less than the corresponding WW Target adjustment, Xilinx will increase the amount Distributor currently owes Xilinx by an amount equal to the difference.

iv.	The aggregate total of the regional and worldwide adjustments under the Performance Goals is limited to [***].

v.
Revenue growth percentages that fall between target milestones do not result in an incremental increase or decrease. For example, if Net Revenue in a region is [***] over the regional Performance Goal, Distributor will receive an adjustment at the [***] goal milestone in that region.

vi.	Adjustments will be made during the fiscal quarter immediately following FY20 to the accounts of the following regional Distributor entities: [***]

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FY20 Target Revenue by Region

[***]

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To evidence the parties’ agreement to this Addendum, they have signed and delivered it on the date(s) below, but as of the date set forth in the preamble.

Xilinx, Inc.		Xilinx Sales International Pte. Ltd.

Signature:	/s/ Michael Barone	Signature:	/s/ David Ferguson
Print Name:	Michael Barone	Print Name:	David Ferguson
Title:	VP, Americas Sales	Title:	Director
Date:	9/12/2019	Date:	9/13/2019

Xilinx Ireland Unlimited Company

Signature:	/s/ Kevin Cooney
Print Name:	Kevin Cooney
Title:	Managing Director
Date:	9/12/2019

DISTRIBUTOR

Avnet, Inc.

Signature:	/s/ Phil Gallagher
Print Name:	Phil Gallagher
Title:	President, Avnet Global
Date:	06 September 2019 | 18:09 PDT

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